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                                                                    EXHIBIT 99.4

                         K. HOVNANIAN ENTERPRISES, INC.
                         NOTICE OF GUARANTEED DELIVERY
                             OFFER TO EXCHANGE ITS
                          8.000% SENIOR NOTES DUE 2012
                                      AND
                   8.875% SENIOR SUBORDINATED NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                       AS AMENDED, FOR ANY AND ALL OF ITS
                    OUTSTANDING 8.000% SENIOR NOTES DUE 2012
                                      AND
             OUTSTANDING 8.875% SENIOR SUBORDINATED NOTES DUE 2012

    This form must be used by a Holder of the 8.000% Senior Notes due 2012 or the 8.875% Senior Subordinated Notes due 2012, as applicable, guaranteed by the Guarantors (collectively, the "Outstanding Notes") of K. Hovnanian
Enterprises, Inc. (the "Issuer") who wishes to tender Outstanding Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The
Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus dated       ,
2002 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any Holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

To: Wachovia Bank, National Association (formerly known as First Union National
                                     Bank)
                             (the "Exchange Agent")

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
By Overnight Mail or Courier:            By Hand:                       By Mail:

     Wachovia Bank, N.A.            Wachovia Bank, N.A.            Wachovia Bank, N.A.
      Attn: Marsha Rice              Attn: Marsha Rice              Attn: Marsha Rice
 Corporate Trust Operations     Corporate Trust Operations     Corporate Trust Operations
            Reorg.                        Reorg.                         Reorg.
 1525 West W.T. Harris Blvd.    1525 West W.T. Harris Blvd.    1525 West W.T. Harris Blvd.
     Charlotte, NC 28262         Charlotte, NC 28288-1153        Charlotte NC 28288-1153

                                By Facsimile Transmission:
                                      (704) 590-7628

                                   Confirm by Telephone:
                                      (704) 590-7413

                                       Information:
                                      (704) 590-7413
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              Please read the accompanying instructions carefully.
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Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of 8.000% Senior Notes due 2012 and/or 8.875% Senior Subordinated Notes due 2012, as applicable, set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in Instruction 2 of the Letter of Transmittal.

    The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on       , 2002, unless extended by the
Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                                   SIGNATURES

________________________________________________________________________________
                               SIGNATURE OF OWNER

________________________________________________________________________________
                     SIGNATURE OF OWNER (IF MORE THAN ONE)

Dated: ___________________________________________________________________, 2002
Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.: ___________________________________________________
Capacity (full title), if signing in a representative capacity:

________________________________________________________________________________

Taxpayer Identification or Social Security No.:
________________________________________________________________________________
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Principal amount of 8.000% Senior Notes due 2012:

Exchanged: $ ___________________________________________________________________

Certificate Nos. of 8.000% Senior Notes due 2012 (if available): _______________

________________________________________________________________________________

Total: $________________________________________________________________________
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Principal amount of 8.875% Senior Subordinated Notes due 2012:

Exchanged: $____________________________________________________________________

Certificate Nos. of 8.875% Senior Subordinated Notes due 2012 (if available):

________________________________________________________________________________

________________________________________________________________________________

Total: $ _______________________________________________________________________
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IF OUTSTANDING NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.: ___________________________________________________________________
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                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, prior to the Expiration Date.

  Name _______________________________________________________________________

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________

  Area Code and Telephone No.: _______________________________________________

  ____________________________________________________________________________
                              AUTHORIZED SIGNATURE

  Name _______________________________________________________________________
                              PLEASE TYPE OR PRINT

  Title ______________________________________________________________________

  Dated ___________________, 2002
  ----------------------------------------------------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTE CERTIFICATES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.
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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Outstanding Notes referred to herein, the signatures must correspond with the name(s) written on the face of the Outstanding Notes without alteration, addition, enlargement, or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appear(s) on the Outstanding Notes. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

    3. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.